UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 28, 2012

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Commission File No. 001-33057

CATALYST PHARMACEUTICAL PARTNERS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	76-0837053
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)

355 Alhambra Circle, Suite 1500

Coral Gables, Florida 33134

(Address Of Principal Executive Offices)

(305) 529-2522

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 28, 2012, Catalyst Pharmaceutical Partners, Inc. (the “Company”) entered into Subscription Agreements (collectively, the “Subscription Agreement”) with investors who agreed to purchase an aggregate of 4,000,000 shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase an aggregate of 1,200,000 shares of Common Stock (the “Warrant Shares”, and, together with the Common Shares, the “Shares”) for a purchase price of $1.50 per Common Share and corresponding Warrant, or an aggregate of $6 million in gross proceeds. The Warrants will have a five year term and an exercise price of $2.08 per share of Common Stock. The forms of Subscription Agreement and Warrant Agreement to be used in the offering are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by this reference. The descriptions of the material terms of the Subscription Agreement and the Warrant Agreement are qualified in their entirety by reference to Exhibits 10.1 and 10.2, respectively.

Roth Capital Partners, LLC (“Roth”) acted as Placement Agent for the offering of the Common Stock and Warrants (the “Offering”). The Company has agreed to pay Roth a commission of 6% of the gross proceeds of the Offering, or an aggregate of $360,000. The Company has also agreed to pay Roth’s legal expenses in the Offering, in an amount not to exceed $35,000 without our prior approval, such approval not to be unreasonably withheld. In connection with the Offering, the Company and Roth entered into a Placement Agent Agreement, the form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by this reference. The description of the material terms of the Placement Agent Agreement is qualified in its entirety by reference to Exhibit 10.3.

The closing of the Offering is expected to take place on August 31, 2012, subject to the satisfaction of customary closing conditions.

The Common Stock, Warrants and the Warrant Shares are being offered and sold pursuant to a prospectus, dated December 15, 2010, a prospectus supplement dated August 28, 2012, and the Company’s shelf registration statement on Form S-3 (Registration No. 333-170945) which was declared effective on December 15, 2010.

The legal opinion and consent of Akerman Senterfitt relating to the Common Stock, the Warrants and the Warrant Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 28, 2012, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Akerman Senterfitt

10.1	Form of Subscription Agreement, dated as of August 28, 2012, between the Company and the investors in the Offering

10.2	Form of Warrant Agreement used in the Offering

10.3	Placement Agent Agreement, dated as of August 28, 2012, between the Company and Roth Capital Partners, LLC.

23.1	Consent of Akerman Senterfitt (reference is made to Exhibit 5.1 hereto)

99.1	Press release issued by the Company on August 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceutical Partners, Inc.

By:	/s/ Alicia Grande
Alicia Grande
Vice President, Treasurer and CFO

Dated: August 28, 2012

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